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                                                                    EXHIBIT 23.1


                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-46686) pertaining to the 2000 Long-Term Incentive Plan of Luminex Corporation of our report dated January 26, 2001, with respect to the consolidated financial statements of Luminex Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 2000.

                                                     /s/ Ernst & Young LLP

Austin, Texas
March 29, 2001